SOURCE CAPITAL CORPORATION

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 1998
                              at 7:00 p.m., P.D.T.
                               Spokane, Washington


     The undersigned hereby appoints ALVIN J. WOLFF, JR. and
     D. MICHAEL JONES, and each of them, proxies of the undersigned, with full power of substitution, to represent and vote as directed herein all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Source Capital Corporation to be held May 14, 1998, and at all adjournments or postponements thereof, with all powers the undersigned would have if personally present.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE WITH RESPECT TO MATTERS OF BUSINESS PROPERLY BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTORS SET FORTH IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     1. ELECTION OF CLASS I DIRECTORS for a three year term ending with the annual meeting of shareholders in 2001

         [ ] FOR all nominees listed below, (except as marked to the contrary)

                        John A. Frucci        Daniel R. Nelson

         To withhold authority for any individual nominee, write that nominee's name on the space provided below:

         __________________________________________________________________


         [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above

     2.  RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND AS
         INDEPENDENT AUDITORS FOR 1998.

                      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

     3. In their discretion, the proxies are authorized to vote upon such other business as properly may come before the meeting.

     Please date and sign exactly as your name appears hereon. When signing in a representative or fiduciary capacity, please indicate title. If shares are held jointly, each holder should sign. For a corporation, the full corporation name should be signed by a duly authorized officer who should state his title. For a partnership, an authorized person should sign in the partnership name and state his title.

     Date _______________, 1998.


     _________________________________   _________________________________
     Signature of Shareholder            Signature of Shareholder



     _________________________________   _________________________________
     Please print name                   Please print name


               The Board of Directors recommends a Vote "For" all
             nominees named in proposal No. 1 and For proposal No. 2


       IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE CHECK HERE [ ]

                           SOURCE CAPITAL CORPORATION
                             1825 N. Hutchinson Road
                               Spokane, Washington
                                   ----------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 14, 1998
                                   ----------

                                                        Spokane, Washington
                                                              April 9, 1998

     To the Shareholders:

     NOTICE is hereby given that the Annual Meeting of the Shareholders of SOURCE CAPITAL CORPORATION will be held at the Double Tree Hotel Spokane City Center, 322 North Spokane Falls Ct., Spokane, Washington on the 14th day of May 1998, at 7 o'clock p.m. P.D.T. for the following purposes as further described in the attached Proxy
     Statement:

     1. To elect two Class I Directors, for a three year term ending at the annual meeting of the shareholders in 2001.

     2. To ratify the appointment of Coopers & Lybrand as independent auditors.

     3. To transact such business as may properly come before the meeting or any adjournment thereof.


     The Board of Directors has fixed the close of business on March 27, 1998 for the determination of shareholders entitled to notice of and to vote at such meeting and any adjournment thereof.

     Please mark the box "Plan to attend" on the Proxy card if you plan to attend the meeting in person.

              By Order of the Board of Directors

              Alvin J. Wolff, Jr., Chairman

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY. AN ADDRESSED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THIS WILL ASSURE YOUR REPRESENTATION IN THE QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING. YOUR PROXY WILL BE REVOCABLE, EITHER IN WRITING OR BY VOTING IN PERSON AT THE ANNUAL MEETING, AT ANY TIME PRIOR TO ITS EXERCISE.

     IF THE REQUIRED NUMBER OF VOTES TO DECIDE THE ISSUES AT THE ANNUAL MEETING ARE NOT PRESENT IN PERSON OR BY PROXY, THE MEETING MAY BE ADJOURNED OR POSTPONED AND RESCHEDULED FOR A LATER DATE THUS REQUIRING THE COMPANY TO INCUR ADDITIONAL EXPENSE. THEREFORE, PLEASE RETURN YOUR PROXY PROMPTLY.

                           SOURCE CAPITAL CORPORATION
                             1825 N. Hutchinson Road
                            Spokane, Washington 99212
                                   ----------
                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                                 to be held on
                                  May 14, 1998
                                   ----------

     PERSONS MAKING THE SOLICITATION

     The accompanying proxy is solicited by the Board of Directors of Source Capital Corporation, a Washington Corporation (the "Company"), in connection with the Annual Meeting of the Shareholders to be held on May 14, 1998 (the "Annual meeting"), or any adjournment or postponement thereof. The Form 10-KSB Annual Report of the Company for the year ended December 31, 1997, has been mailed to shareholders prior to or together with the mailing of this Proxy Statement. The cost of preparing, assembling and mailing this Proxy Statement and each accompanying proxy is to be borne by the Company. The Company may, upon request, reimburse the transfer agent, brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy material to such beneficial owners. If it becomes necessary to make a second distribution of proxy cards and reminder notices to brokers and nominees of shareholders and/or to shareholders, there will be additional charges which will be paid by the Company. Directors, officers and regular employees of the Company (for no additional compensation) may solicit proxies personally or by telephone, telecopy or telegram from some shareholders. The approximate date on which this Proxy Statement and accompanying form of proxy are first being sent to shareholders is April 9, 1998.

     VOTING SECURITIES; QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The Board of Directors has fixed the close of business on March 27, 1998, as the record date for determination of the shareholders entitled to notice of, and to vote at the Annual Meeting (the "Record Date"). The holders of a majority of the issued and outstanding Common Stock of the Company and entitled to vote in person or by proxy, will constitute a quorum.

     The Company has one Class of capital stock outstanding which consists of Common Stock, no par value ("Common Stock"). As of March 27, 1998, 1,355,818 shares of Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote. There are no cumulative voting rights for the election of directors. The nominees for election as Directors who receive the highest number of votes will be elected Directors. The ratification of the Board of Director's appointment of auditors will require the affirmative vote of the majority of the votes cast on the proposal.

     The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. Shares held by brokers or nominees for the accounts of others, as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Brokers and nominees, under applicable law, may vote, in their discretion, shares for which no instructions have been given.

     REVOCABILITY OF PROXY

     The giving of a proxy does not preclude the right to vote in person, should the person giving the proxy so desire. Shareholders may revoke a proxy by written notice to the Secretary of the Company or by giving notice of revocation at the annual meeting of shareholders or at any time prior thereto. A proxy is not revoked by the death or incompetency of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetency is received by the Company from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy. Shares represented by a properly executed proxy in the accompanying form will be voted at the meeting and, where instructions have been given by the shareholder, will be voted in accordance with such instructions. The proxy may be revoked at any time before its exercise by sending written notice of revocation to the Secretary of the Company at or prior to the Annual Meeting, or by signing and delivering another proxy dated as of a later date.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     The following table sets forth as of March 27, 1998, information relating to the beneficial ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than five percent (5%) of any class of voting securities of the Company, by each director, by those executive officers listed in the Summary Compensation Table and by all directors and executive officers as a group. Unless otherwise indicated, all persons named as beneficial owners of the Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. The address for each of the persons listed below, unless otherwise noted, is 1825 N. Hutchinson Road, Spokane, Washington, 99212.

                                                     Common Stock
                                                     ------------
         Name                                        Number of        Percent of
         of Beneficial Owner       Title Class       Shares           Outstanding  Shares
         -------------------       ------------      ------------     -------------------
         Alvin J. Wolff, Jr.       Common stock      183,510  [1]     12.23%

         Clarence H. Barnes        Common stock       16,330  [4]     1.15*

         John Frucci               Common stock       13,972  [5]     *

         Charles Stocker           Common stock       11,485  [4]     *

         William Roberts           Common stock       14,868  [4]     1.0%*

         Daniel Nelson             Common stock        4,000  [2]     *

         Robert E. Lee             Common stock       10,000  [3]     *

         D. Michael Jones          Common stock       62,500  [7]     4.16%

         James L. Kirschbaum       Common stock       24,700  [6]     1.65%

         Lester L. Clark           Common stock       23,311  [8]     1.55%

         All directors and
         officers as a group
           (10 persons)            Common stock      364,676          24.30%
         ______________
         * Less than 1%

     [1] Includes options to purchase 16,000 shares of Common Stock and 1,260 shares of Common Stock owned by Mr. Wolff's wife. Excludes 49,990 shares of Common Stock held by Mr. Wolff's father and 6,503 shares of Common Stock held by Mr. Wolff's adult children as to which Alvin J. Wolff Jr. disclaims beneficial ownership.

     [2]  Includes options to purchase 3,000 shares of Common Stock.

     [3]  Includes options to purchase 9,000 shares of Common Stock.

     [4]  Includes options to purchase 10,000 shares of Common Stock.

     [5]  Includes options to purchase 13,000 shares of Common Stock.

     [6]  Includes options to purchase 19,500 shares of Common stock.

     [7]  Includes options to purchase 57,500 shares of Common stock.

     [8] Includes options to purchase 17,000 shares of Common Stock. Excludes 5,717 shares of Common Stock held by Mr. Clark's parents and 400 shares of Common Stock held by Mr. Clark's adult children as to which Lester L. Clark disclaims beneficial ownership.



     Proposal No. 1: ELECTION OF DIRECTORS

     Nominees
     The Board of Directors currently consists of eight Directors who are divided into three classes. The members of each class serve three-year terms, with one class elected annually. The Board of Directors has nominated the two individuals listed below for election as Class I Directors to serve terms of three years ending at the Annual Meeting of Shareholders in 2001 or until their respective successors have been duly elected and qualified. William H. Roberts who is currently a Class I director has declined to stand for reelection as he is retiring from the board of directors. The nominees are:

          John A. Frucci

          Daniel R. Nelson

     The Company has no reason to believe that any of the nominees will be unable to serve. Should any nominee become unwilling or unable to serve as a Director for any reason, the Board of Directors shall designate a substitute nominee. Unless instructions to the contrary are specified in the Proxy, it is intended that the Proxies will be voted in favor of the two persons who have been nominated by the Board of Directors.

        The Board of Directors recommends a vote FOR the election of the
                              Nominees named above.

     BOARD OF DIRECTORS OF SOURCE CAPITAL CORPORATION

     The following tables set forth information concerning the Company's Board of Directors:

       Class I directors whose present term of office expires at the 1998 Annual Meeting of shareholders and (with the exception of Mr. Roberts) if elected, whose term will expire in 2001 at the 2001 annual meeting of shareholders are as follows:


                                        Company
                                        Director
           Name                  Age    Since       Principal Occupation
           ------------------    ----   ---------   --------------------------------------------
           CLASS I DIRECTORS
           John A Frucci         63     1991        Retired from Central Valley School District,
                                                    Mr. Frucci currently manages his personal
                                                    investments which include apartment
                                                    complexes, condominiums and duplexes.
                                                    Additionally Mr. Frucci serves as Lt.
                                                    Governor of Kiwanis International Pacific
                                                    Northwest District, Div. 46.

           Daniel R. Nelson      59     1998        Mr. Nelson was Chairman and Chief Executive
                                                    Officer of West One Bancorp from 1986 until
                                                    December 1995 and President and Chief
                                                    Operating Officer of U.S. Bancorp from
                                                    December 1995 until December 1996.  Mr.
                                                    Nelson is currently a private investor.

           William H. Roberts    74     1992        Engaged in commercial Real Estate since 1982
                                                    including Feldman-Pearson, Inc., Caldwell-
                                                    Banker, Tomlinson Commercial and Campbell
                                                    Co.  Mr. Roberts has declined to stand for
                                                    reelection due to retirement.

     Class II directors whose present term of office will continue after the Annual Meeting of shareholders and will expire at the 1999 annual meeting of shareholders are as follows:

                                        Company
                                        Director
           Name                  Age    Since       Principal Occupation
           ------------------    ----   ---------   --------------------------------------------
           II DIRECTORS
           Alvin J. Wolff, Jr.   49     1991        President of the Company from May 1989 to
                                                    January 1996 when he was elected Chairman of
                                                    the Board.  Mr. Wolff was a director of the
                                                    Bank of Spokane from 1981 to 1986 and
                                                    Chairman of the Board from 1986 to 1989.
                                                    Mr. Wolff has been the Chairman of Alvin J.
                                                    Wolff, Inc., a real estate firm, since 1976.
                                                    He also serves as a Director of Northwest
                                                    Ventures Associates, Inc., the manager of
                                                    venture capital investment funds.

           Charles G. Stocker    60     1991        Superintendent of East Valley School
                                                    District. Mr. Stocker also serves as Vice
                                                    President of Valley Hospital and Medical
                                                    Center Advisory Board; Vice President of the
                                                    Board of Directors Empire Health Services;
                                                    and Member of the Board of Directors of the
                                                    Washington Association of School
                                                    Administrators.

     Class III directors whose present term of office will continue after the Annual Meeting of shareholders and will expire at the annual meeting of shareholders in 2000 are as follows:

                                        Company
                                        Director
           Name                  Age    Since       Principal Occupation
           ------------------    ----   ---------   --------------------------------------------
           CLASS III DIRECTORS
         Clarence H. Barnes    56     1991          Dean of the School of Business
                                                    Administration and Professor of Economics at
                                                    Gonzaga University; Director of Brooks
                                                    Manufacturing Cincinnati, Ohio and Thomas
                                                    Hammer Coffee Company Inc., Spokane,
                                                    Washington.

           Robert E. Lee         62     1996        Executive Director Emeritus of the Denver
                                                    Foundation.  Chairman of the Board and Chief
                                                    Executive Officer of First Interstate Bank
                                                    of Denver from 1980 to 1989. Mr. Lee is a
                                                    director of ING North American Insurance
                                                    Inc, Storage Technology Corporation and
                                                    Meredith Corporation.

           D.  Michael Jones     55     1996        President and Chief Executive Officer of the
                                                    Company, since January 1996. President of
                                                    West One Bancorp headquartered in Boise,
                                                    Idaho from 1987 through 1995.

     There are no family relationships between the directors and executive officers. Mr. Lee is a director of ING North American Insurance Inc, Storage Technology Corporation and Meredith Corporation. Each of these companies has a class of securities registered under Section 12 of the Securities Exchange Act of 1934.

     EXECUTIVE OFFICERS

     In addition to Mr. Wolff and Mr. Jones, each described above, the executive officers of the Company are James L. Kirschbaum and Lester
     L. Clark. Mr. Kirschbaum has held his office for 4 years and Mr. Clark has held his position for the past 11 years.

     JAMES L. KIRSCHBAUM
     Mr. Kirschbaum, 57, has served as Executive Vice-President, of Source Capital since June of 1994. During 1993 and 1994, he was Managing Director, Corporate Operations, of Insignia Financial Group Inc. of Greenville, South Carolina. From 1991 to 1993 Mr. Kirschbaum was President and Chief Executive Officer with Security Properties Investments Inc., Seattle, Washington. From 1990 to 1991 he was Chairman and Chief Executive Officer of Professional Resources Group, Seattle, Washington., a temporary employment provider to the Mortgage Banking industry. Prior to 1990 Mr. Kirschbaum had over 25 years experience in the Banking industry including, Executive Vice President and Manager, Commercial Real Estate Group of Seafirst Bank, Seattle, Washington.

     LESTER L. CLARK
     Mr. Clark, 55, a certified public accountant, has served as Chief Financial Officer of Source Capital for the past eleven years. Prior to 1987, Mr. Clark served as Chief Financial Officer for various financial services organizations. In 1991 Mr. Clark was elected Vice President and Treasurer; and in 1994 was appointed Secretary of the Corporation.


     Proposal No. 2: RATIFICATION OF APPOINTMENT OF COOPERS & LYBRAND AS INDEPENDENT AUDITORS

     Subject to shareholder ratification, the Board of Directors, has reappointed the firm of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors to make an examination of the accounts of the Company for the year 1998. Coopers & Lybrand has served continuously as independent auditors for the Company since 1986.

     One or more representatives of Coopers & Lybrand are expected to be present at the Annual Meeting, and will have an opportunity to make a statement if they desire to do so and will be available to respond to questions.

     The Board of Directors recommends a vote FOR Proposal No. 2.

     Proposal No. 3: TO TRANSACT SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF

     At the date of this proxy statement, the Board of Directors knows of no other matters which will be presented for consideration at the Annual Meeting. However, if any such other matters are properly presented for action at the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxy in accordance with their judgment on such matters, and discretionary authority to do so is granted in the form of proxy.

     INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES
     ----------------------------------------------------------------
     BOARD OF DIRECTORS MEETINGS

     The Board of Directors held five meetings during the fiscal year ended December 31, 1997. During 1997 no director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during the period for which he was a director and (2) the total number of meetings held by all Committees of the Board on which he served. The numbers of meetings of each Committee of the Board are described below.

     COMMITTEES

     The Company has a Compensation Committee, Executive Committee, Loan Committee, Audit Committee and a Facilities Committee, all of which are comprised of members of the Board of Directors.

     COMPENSATION COMMITTEE

     The Compensation Committee held no meetings in 1997 as the meeting which formerly would have been held in December was held in January 1998. The Committee reviews and makes recommendations to the Board of Directors concerning the employment contract of the Company's chief executive officer, reviews compensation of the other executive officers and reviews benefit plans related to all officers and employees. The Committee administers stock option plans of the Company. The Compensation Committee consists of two non-employee directors and one employee director, who are Dr. Barnes, Mr. Wolff and Mr. Stocker.

     EXECUTIVE COMMITTEE

     The Executive Committee, which held two meeting in 1997, attends to matters which require input from the directors but which do not require board approval. The Executive Committee consists of four directors, who are Dr. Barnes, Mr. Stocker, Mr. Jones and Mr. Wolff.

     LOAN COMMITTEE

     The Loan Committee, which held one meeting in 1997, consists of four directors, who are Mr. Wolff, Mr. Frucci, Mr. Roberts and Mr. Jones. The purpose of the Loan Committee is to review and approve or decline any loan exceeding $2,500,000 which has been approved by the Officers' loan committee. Three directors are required for a quorum at any loan committee meeting.

     AUDIT COMMITTEE

     The Audit Committee, which held three meetings in 1997, consists of four directors, who are Mr. Lee, Mr. Frucci, Mr. Roberts and Mr. Nelson. The purpose of the committee is to meet with the Company's auditors to plan the current years audit, review past and proposed audit fees, review the completed financial statements and meet with the Company's auditors to review any areas of operations which the auditors feel require the attention of management.

     FACILITIES COMMITTEE

     The facilities committee held no meetings in 1997. It consists of three directors, who are Mr. Frucci, Mr. Roberts and Mr. Stocker. The purpose of the committee is to review the Company's current facilities, plan for the Company's future needs, review the current market for lease rates and locations and make recommendations to the board regarding said facilities.

     COMPENSATION OF MANAGEMENT
     --------------------------
     DIRECTOR COMPENSATION

     During 1997, each director, other than Mr. Wolff and Mr. Jones, received a fee of $500 for each board and committee meeting attended.

     EXECUTIVE OFFICER COMPENSATION

     The following Summary Compensation Table sets forth compensation paid by the Company for services rendered for the years ended December 31, 1997, 1996, and 1995, with respect to the Chief Executive Officer and each of the highest paid executive officers of the Company whose aggregate cash compensation in fiscal 1997 exceeded $100,000:

                                          Annual Compensation             Long-Term Compensation
                                          ----------------------------    ----------------------
      Name and                                                            Securities
      Principal Position          Year    Salary ($)      Bonus ($)       Underlying Options
      ------------------------    ----    ------------    ------------    ----------------------
      Alvin J. Wolff, Jr.         1997    109,542  [1]
      Chairman of the Board       1996    103,000  [1]
                                  1995     86,769  [1]    108,575  [1]    3,000

      D. Michael Jones            1997    143,266  [2]    163,814  [2]
      President and               1996    134,043  [2]     47,057  [2]    40,000
      Chief Executive Officer

      James L. Kirschbaum         1997    147,243  [3]
      Executive Vice President    1996    138,400  [3]     15,000  [3]    7,500
                                  1995    133,082  [3]     11,025  [3]    6,000


     [1] For each year represented, Mr. Wolff has elected to defer his salary and bonus into a trust fund. Compensation listed excludes amounts paid to Mr. Wolff under a lease for the Company's offices through June 1995. During 1995 and 1997 Mr. Wolff took unpaid leaves of absence which reduced his salary below the contracted amount.

     [2] Mr. Jones' salary includes the Company's matching amounts under the Company's 401(K) plan.

     [3] Mr. Kirschbaum's salary includes the Company's matching amounts under the Company's 401(k) plan.

     No stock options were granted to or exercised by any officers of the Company during the year ended December 31, 1997.


     AGGREGATED YEAR END STOCK OPTION VALUES

                            Value of unexercised in-the-money stock options
     Name                   Exerciseable        Unexerciseable
     --------------------   ------------        --------------
     Alvin J. Wolff, Jr.      $ 6,600
     D. Michael Jones          23,500
     James L. Kirschbaum       13,200
     Stock Options

     STOCK OPTIONS

     The Company has in effect three stock option plans for non-employee directors, key employees and employees. The three plans provide for the granting of options to purchase up to 264,000 shares of common stock having terms of up to ten years. Under the Directors Stock Option Plan (the "Directors Plan"), non-employee directors receive an annual grant of an option to purchase 1,000 shares of the Company's Common Stock at fair market value not to exceed $10.00 per share. Under the Directors Plan, directors are also entitled to receive a grant of an option to purchase an additional 1,000 shares if the Company's pre-tax income for the fiscal year exceeds 110 percent of the pre-tax income for the prior fiscal year immediately preceding, and an option to purchase an additional 1,000 shares if the pre-tax income for the fiscal year exceeds 115 percent of the pre-tax income for the fiscal year immediately preceding. The exercise price for the additional incentive stock options is 85 percent of the fair market value of the common stock as defined under the Directors Plan. The maximum annual grant to an eligible participant in any one fiscal year of the Company under the Directors Plan shall not exceed 3,000 shares. The plan for key employees (the "Key Employee Plan") is administered by the Compensation Committee of the Board of Directors which has discretionary authority to grant options to eligible participants.
     The plan for non-director non-officer employees (the "Employee Plan") is administered by the Compensation Committee of the Board of Directors of the Company which has discretionary authority to grant options to eligible participants.

     The Key Employee Plan authorizes the granting of incentive stock options, nonqualified stock options, and stock appreciation rights. The total number of shares which may be granted under the Key Employee Plan will be subject to adjustment for stock splits and similar events. Options that are forfeited or terminated will again be available for grant. Shares may be authorized but unissued, currently held or reacquired shares.

     The Key Employee Plan provides that the option price per share for incentive stock options will not be less than 100% of the fair market value per share on the date the option is granted and that the option price per share for nonqualified stock options will be determined at the time of grant by the Committee. The grant of options vest 40% after one year, an additional 30% after two years, and a final 30% after three years. If an eligible officer or employee is terminated because of fraud, dishonesty, embezzlement or breach of fiduciary acts, all unexercised options are canceled and declared null and void.

     EMPLOYMENT CONTRACTS

     Effective January 1, 1995, the Company entered into a 5 year employment contract with Mr. Wolff providing for a base salary of $100,000 with annual cost of living adjustments, an automobile allowance, a cash bonus equal to 10% of the net income of the Company (as defined in the employment contract) and a combination of incentive stock options and/or stock appreciation rights if the performance level of the Company exceeds a 13% return on shareholders equity, on an annual basis for the years beginning in 1995 and extending through 1999. Effective January 29, 1996 Mr. Wolff's employment contract was amended to delete the provisions regarding his bonus of 10% of the net income. All other terms of the contract remain the same.

     Effective January 20, 1996 the Company entered into a five-year employment agreement with D. Michael Jones. Under the contract Mr. Jones is to serve as President and Chief Executive Officer of the Company. Mr. Jones' salary under the contract is $140,000 per year adjusted annually for cost of living increases. Mr. Jones is entitled to receive a bonus each year equal to 10% of the net income of the Company (as defined in the employment agreement). Mr. Jones received stock options to purchase 30,000 share of common stock. In addition to the foregoing Mr. Jones receives an auto allowance and such other employee benefits as are provided by the Company.

     REPORT OF THE COMPENSATION COMMITTEE

     The compensation committee of the Board of Directors (the "Committee") administers compensation programs, makes awards of stock options and makes recommendations to the Board of Directors with respect to the salary of the Company's chief executive officer and directors. Compensation consists of a combination of base salary, cash bonus awards and option grants under the Company's 1994 Stock Option Plans.

     The Committee is comprised of two non-employee directors, and one employee director.

     COMPENSATION POLICY

     In determining the compensation for the chief executive officer, the Committee endeavors to structure compensation so as to:

     * Attract and retain a highly qualified officer by maintaining competitive compensation packages;

     * Motivating the officer to achieve and maintain superior performance levels;

     * Making a significant portion of the officer's total compensation package at risk in performance driven incentive plans and creation of shareholder value.

     The Committee believes that the total compensation for the chief executive officer should be competitive with compensation paid by businesses of similar size and market position to the Company so that the Company can attract and retain qualified officers.

     The Committee sets compensation for the chief executive officer by contract. The chief executive officer sets base salary levels for the other officers and employees based primarily on the performance of each officer for the previous year. The evaluations consist of quantitative assessments of attainment of previously established financial and business goals and key performance indicators, including return on equity and operating efficiency. Evaluations also review the experience and contribution of the officer and employee, based on an assessment of each officer and employee's skills, judgment and corporate priorities.

     Each year, bonuses for executive officers are based on the Company's achievement of established business goals and each individual officer's contribution to those goals.

     STOCK OPTIONS. Awards of stock options and stock appreciation rights ("SARs") under the Company's stock options plans are designed to provide long-term incentives for senior management and to more closely tie the long-term interests of the Company's executive officers and its shareholders. The Committee selects the officers, if any, to receive stock options and/or SARs and determines the number of shares subject to each option. The size of individual option grants is generally intended to reflect an officer's position within the Company and the officers performance and contributions to the Company.

     CEO COMPENSATION.  During 1997, the Company's most highly compensated
     officer was D. Michael Jones, President and CEO.   A substantial
     portion Mr. Jones annual compensation is based on the achievement of financial goals. In addition to leading the Company through another financially successful year, the committee believes Mr. Jones has strengthened the Company's competitive position.

     CERTAIN TRANSACTIONS BY AND WITH MANAGEMENT
     -------------------------------------------
     In March 1996 the Company entered into a five-year lease for its headquarters in a new Class A building owned by a partnership comprised of the adult children of Alvin J. Wolff, Jr. The lease payments are scheduled at $16.00 per foot per year and are subject to annual cost of living adjustments beginning March 1, 1998. Based on the number of square feet occupied by it, the Company paid $84,983 in the year ended December 31, 1997. Because the Company has expanded the amount of space occupied, it is anticipated that the Company will pay $98,556 as rental during 1998 under the existing lease agreement.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
     --------------------------------------------------------------------
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons owning more than ten percent of a registered class of the Company's securities to file with the United States Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors, and greater- than-ten-percent shareholders are required by Securities and Exchange Commission's regulations to furnish the Company with copies of all
     Section 16(a) forms  filed by them.

     To the Company's knowledge, based solely on its review of copies of reports furnished to the company and written representations that no other reports were required, the Company believes that during fiscal year ended December 31, 1997, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 were satisfied with the exception that John Frucci, William Roberts, Robert E. Lee, Charles Stocker and Clarence Barnes were late filing Form 4 reports for stock options granted.

     1998 ANNUAL MEETING SHAREHOLDER PROPOSALS
     -----------------------------------------
     It is presently anticipated that the next annual meeting of shareholders will be held on May 6, 1999. In order for any shareholder proposal to be considered for inclusion in the proxy materials of the Company for that meeting, proposals of shareholders must otherwise be in compliance with applicable Securities and Exchange Commission Regulations and be received by the Company on or before December 15, 1998.

     ADDITIONAL INFORMATION
     ----------------------
     Copies of the Company's annual report on Form 10-KSB, filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, have been mailed to shareholders of the Company herewith. Additional copies are available without charge upon request. Requests should be addressed to the Secretary, Source Capital Corporation, 1825 N. Hutchinson Road, P.O. Box 141146, Spokane, Washington 99214-1142.